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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2003

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                     1-04837                     93-0343990
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

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   14200 SW KARL BRAUN DRIVE,
       BEAVERTON, OREGON                                             97077
(Address of principal executive                                   (Zip Code)
            offices)

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       Registrant's telephone number, including area code: (503) 627-7111

                                    NO CHANGE
         (Former name or former address, if changed since last report.)

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                                TABLE OF CONTENTS

Item 12.  Results of Operations and Financial Condition.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 18, 2003, Tektronix reported its results of operations for the second fiscal quarter ended November 29, 2003. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2003

                                        TEKTRONIX, INC.

                                        By:  /s/ COLIN L. SLADE
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                                             Colin L. Slade
                                             Senior Vice President
                                             and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
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  99.1       Press Release of Tektronix, Inc. dated December 18, 2003.